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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-36812 and 333-52310)


/s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
March 29, 2001